T. Rowe Price Growth Stock Fund

T. Rowe Price Growth Stock Fund–Advisor Class

T. Rowe Price Growth Stock Fund–R Class

Supplement to Summary Prospectuses Dated May 1, 2013

The portfolio manager table under “Management” is supplemented as follows:

Effective January 16, 2014, Joseph B. Fath will replace P. Robert Bartolo as the fund’s portfolio manager and chairman of the fund’s Investment Advisory Committee. Mr. Fath joined T. Rowe Price in 2002.

The date of this supplement is January 16, 2014.

F40-041-S 1/16/14